UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Nanosphere, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33775	36-4339870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip Code)

(847) 400-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On May 15, 2016, Nanosphere, Inc., a Delaware corporation (the “Company”), Luminex Corporation, a Delaware corporation (“Luminex”), and Commodore Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Luminex (“Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), as further described in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 16, 2016, which is incorporated herein by reference. On May 22, 2016, the Company, Merger Subsidiary and Luminex entered into a First Amendment to the Merger Agreement (the “First Amendment”), as further described in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 23, 2016, which is incorporated herein by reference.

Pursuant to the Merger Agreement, as amended by the First Amendment, and upon the terms and subject to the conditions thereof, Luminex had agreed that it will commence a cash tender offer (the “Offer”) to acquire all of the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) for a purchase price of $1.70 per share, net to the holders thereof, in cash (the “Offer Price”), without interest, subject to the terms and conditions of the Merger Agreement.

On June 1, 2016, the Company and Luminex entered into a Second Amendment to the Merger Agreement (the “Second Amendment,” and together with the Merger Agreement and First Amendment, the “Amended Merger Agreement”). The Second Amendment provides for technical amendments to the Merger Agreement addressing the timing of the expiration of the Offer and certain regulatory determinations relating to the Offer, as well as an updated capitalization representation reflecting recent transactions in the Company’s securities.

A copy of the Second Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 1, 2016, the Company filed a Change in Number of Shares Outstanding Notification with the Nasdaq Stock Market, LLC (“Nasdaq”) pursuant to Nasdaq Stock Market Rule 5250(e)(1) with respect to the issuance of an aggregate of 5,500,000 shares of common stock upon the exercise of warrants to purchase common stock exercised from May 25, 2016 through June 1, 2016. After giving effect to these transaction, there will be 49,708,909 issued and outstanding shares of the Company’s common stock.

The Company expects that on June 2, 2016, Luminex will commence the Offer and the Company will file with the Securities and Exchange Commission and mail to stockholders its recommendation statement on Schedule 14D-9 with respect to the Offer.

Important Information

The tender offer for the outstanding Common Stock referred to in this document has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Common Stock, nor is it a substitute for the tender offer materials that a potential acquirer of the Company will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, an acquirer of the Company will cause to be filed a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH

RESPECT TO THE TENDER OFFER. Both the tender offer statement and the solicitation/recommendation statement will be mailed to the Company’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of the Company by contacting the Company at fmoinuddin@nanosphere.us or by phone at (847) 400-9000. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Forward-Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the expected timetable for completing the transaction and the Company’s beliefs and expectations and statements about the Offer and the proposed acquisition of the Company, including the timing of and closing conditions to the acquisition, and the potential effects of the acquisition on the Company are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words. Forward-looking statements include statements that may relate to Luminex’s or the Company’s plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to the Company, see the discussion of risks and uncertainties in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 and other SEC filings. The forward-looking statements contained in this report are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

The information included under Item 7.01, “Regulation FD” of this Current Report on Form 8-K is being furnished and such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

On June 1, 2016, the Company received a written notification from the Nasdaq Stock Market Listing Qualifications Staff indicating that the Company has regained compliance with the $1.00 minimum closing bid price requirement for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) and that the matter is now closed.

The closing bid price of the Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Accordingly, the Company has regained compliance with the Minimum Bid Price Requirement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Second Amendment to Merger Agreement dated June 1, 2016.

The information included under Item 7.01, “Regulation FD”, and Item 9.01 “Financial Statements and Exhibits” of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished and such information (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

By:	/s/ Farzana Moinuddin
Farzana Moinuddin
Chief Accounting Officer and Acting Principal Financial Officer

Dated: June 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Second Amendment to Merger Agreement dated June 1, 2016.